Exhibit 10.2

[FORM OF PREEMPTIVE RIGHTS CERTIFICATE]

PREEMPTIVE RIGHTS CERTIFICATE NO.

PREEMPTIVE RIGHTS TO PURCHASE

[        ] WARRANTS TO PURCHASE

SHARES OF CLASS A COMMON STOCK

OF

THE NEW YORK TIMES COMPANY

PRICE: $1.33 PER WARRANT

THE TERMS AND CONDITIONS OF THE PREEMPTIVE RIGHTS OFFERING (THE “PREEMPTIVE RIGHTS OFFERING”) ARE SET FORTH IN THE CORPORATION’S BASE PROSPECTUS DATED DECEMBER 29, 2008, AS SUPPLEMENTED BY THE PROSPECTUS SUPPLEMENT DATED JANUARY 21, 2009 (TOGETHER, THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. A COPY OF THE PROSPECTUS ACCOMPANIES THIS PREEMPTIVE RIGHTS CERTIFICATE.

THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY MELLON INVESTOR SERVICES LLC (THE “PREEMPTIVE RIGHTS AGENT”), WITH PAYMENT IN FULL NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 9, 2009, OR SUCH LATER TIME TO WHICH THE PREEMPTIVE RIGHTS OFFERING MAY HAVE BEEN EXTENDED (THE “EXPIRATION TIME”).

The preemptive rights represented by this Preemptive Rights Certificate, in whole or in part, may be exercised by duly completing Form 1, and may be exercised through a bank or broker, by duly completing Form 2.  Before exercising the preemptive rights holders are urged to read carefully and in their entirety the Prospectus and instructions, copies of which are available from the Preemptive Rights Agent. The preemptive rights are not registered and may not be sold, transferred or assigned and will not be listed for trading on the New York Stock Exchange or any other stock exchange or market.

IMPORTANT:  Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side.

The registered owner whose name is inscribed hereon is entitled to purchase [    ] warrants upon exercise of the preemptive rights evidenced hereby upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.  Warrants purchased hereby shall be delivered as soon as practicable after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Preemptive Rights Offering have been effected.

By:
Name
Title

THIS PREEMPTIVE RIGHTS CERTIFICATE IS NOT TRANSFERABLE

PREEMPTIVE RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE FEWER THAN ALL OF THE PREEMPTIVE RIGHTS EVIDENCED HEREBY, A NEW PREEMPTIVE RIGHTS CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE THE REMAINING PREEMPTIVE RIGHTS EVIDENCED THEREBY.

***  EXERCISE OF PREEMPTIVE RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.  ***

FORM 1—EXERCISE:  The undersigned hereby irrevocably exercises its preemptive rights to purchase warrants to purchase shares of Class A common stock, as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

 (a)         Number of warrants purchased by exercising preemptive rights:

 (b)        Total price (total number of warrants purchased, multiplied by the price per warrants, or $1.33):  $

METHOD OF PAYMENT (CHECK AND COMPLETE APPROPRIATE BOX(ES)):(1)

☐      CERTIFIED, CASHIER’S OR PERSONAL CHECK OR BANK DRAFT OR POSTAL, TELEGRAPHIC OR EXPRESS MONEY ORDER IN THE AMOUNT OF $                                             PAYABLE TO MELLON INVESTOR SERVICES LLC.

☐      WIRE TRANSFER IN THE AMOUNT OF $                                           DIRECTED TO MELLON INVESTOR SERVICES LLC.

(1)

If the amount enclosed or transmitted is not sufficient to pay the purchase price of the warrants that are stated herein, or if the number of warrants is not specified, the number of warrants to be purchased will be assumed to be the maximum number that could be purchased for upon payment of such amount. Any amount remaining after such division shall be returned to the holder of the preemptive rights.

FORM 2—SPECIAL ISSUANCE, PAYMENT, OR DELIVERY INSTRUCTIONS:  Unless otherwise indicated below under “Special Issuance Instructions,” the Preemptive Rights Agent is hereby authorized to issue any certificates for warrants to the undersigned.  Similarly, unless otherwise indicated below under “Special Delivery Instructions,” the Preemptive Rights Agent is authorized to send the certificates for the warrants to the undersigned at the address appearing on the face of this Preemptive Rights Certificate.

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the name in which any certificates representing the warrants are to be issued is that of someone other than the registered holder as indicated hereon.	To be completed ONLY if the certificates representing the warrants are to be sent to someone other than the registered holder or to an address other than that shown above.

Register and mail:	Mail and deliver:
(check appropriate box(es))	(check appropriate box(es))

Name	Name
(Please Print)	(Please Print)

Address	Address

(Include Zip Code)	(Include Zip Code)

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)

IMPORTANT:

PREEMPTIVE RIGHTS HOLDER SIGN HERE

AND, IF PREEMPTIVE RIGHTS ARE BEING EXERCISED,

COMPLETE SUBSTITUTE FORM W-9

(Signature(s) of Holder(s))

Dated:                                                             , 2009

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Preemptive Rights Certificate.  If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation, or another acting in a fiduciary or representative capacity, please provide the following information.  See Instructions.)

Name(s)

(Please print)

Capacity (Full Title)

Address

(Including Zip Code)

Area Code and Telephone Number

(Home)

(Business)

Tax Identification or Social Security Number

[GUARANTEE OF SIGNATURE(S)

Note:  See Paragraph 5(c) of the Instructions.]

Authorized Signature

Name

Title

Name of Firm

Address

Area Code and Telephone Number

Dated:                                                       , 2009